UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

January 3, 2023

Quotient Technology Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1260 East Stringham Avenue, Suite 600
Salt Lake City, Utah 84106
(Address of principal executive offices)

(650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2021, the board of directors (the “Board”) of Quotient Technology Inc. (the “Company”) approved the Company’s entry into a tax benefits preservation plan and declared a dividend of one right (a “Right”) for each outstanding share of common stock of the Company. Each Right entitled the holder thereof under certain circumstances to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock. The terms of the Rights were set forth in a Tax Benefits Preservation Plan, dated as of November 11, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Tax Benefits Preservation Plan”). On April 29, 2022, the Company amended the Tax Benefits Preservation Plan changing the final expiration time of the Tax Benefits Preservation Plan from 5:00 p.m. New York City time on November 11, 2024 to 5:00 p.m. New York City time on January 2, 2023. Pursuant to the terms of the Tax Benefits Preservation Plan, since January 2, 2023 was a holiday, the Rights were in fact set to expire at 5:00 p.m. New York City time on January 3, 2023, the first business day after January 2.

With this, the Rights expired pursuant to the Tax Benefits Preservation Plan on January 3, 2023. On the same date, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination eliminating from its Amended and Restated Certificate of Incorporation, as amended, the designation of certain shares of its preferred stock as Series A Junior Participating Preferred Stock, which had been designated for potential use in connection with the Tax Benefits Preservation Plan. As a result, all shares of preferred stock previously designated as Series A Junior Participating Preferred Stock were eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of the Company.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT TECHNOLOGY INC.

Date: January 3, 2023	By:	/s/ Connie Chen
Name: Connie Chen
Title: General Counsel, Compliance Officer & Secretary